FIRST AMERICAN STRATEGY FUNDS, INC.

PROSPECTUS SUPPLEMENT DATED OCTOBER 1, 2004

This information supplements the following prospectuses:

o	Asset Allocation Funds Class A, Class B, and Class C Shares Prospectus dated January 31, 2004

o	Asset Allocation Funds Class Y Shares Prospectus dated January 31, 2004

o	Asset Allocation Funds Class R Shares Prospectus dated June 30, 2004

Effective October 1, 2004, the Inflation Protected Securities Fund is added to the list of underlying funds in which the Asset Allocation Funds may invest. As a result, the following changes are being made to each of the above referenced prospectuses:

The following replaces the first sentence of the second paragraph in the “Main Investment Strategies” section:

The underlying funds in which the Asset Allocation Funds invest include the fifteen equity funds and three fixed income funds named in the table on the following page and Prime Obligations Fund, a money market fund.

The following row is added to the table in the “Main Investment Strategies” section under “Fixed Income Funds as a whole”:

	Strategy				Strategy Growth
	Aggressive		Strategy Growth		& Income		Strategy Income
	Allocation Fund		Allocation Fund		Allocation Fund		Allocation Fund

	MIN	MAX	MIN	MAX	MIN	MAX	MIN	MAX
Inflation Protected
Securities Fund	0%	15%	0%	25%	0%	35%	0%	45%

In addition to the risks applicable to all fixed income funds set forth under “Risks Associated with the Underlying Funds,” Inflation Protected Securities Fund is subject to the following risks:

o	Inflation Protected Securities Fund may invest up to 20% of its net assets in non-dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign issuers. Thus, the fund is subject to the risks associated with investing in foreign securities, including currency risk. The fund is also subject to the risks of entering into foreign currency hedging transactions.

o	As is the case with the other underlying fixed income funds, Inflation Protected Securities Fund is subject to income risk. However, the fund’s income distributions are expected to fluctuate significantly more than those of a typical bond fund, since the fund’s income will change with changes in inflation.

o	Under normal market conditions, Inflation Protected Securities Fund invests primarily in inflation protected debt securities. Periodic adjustments for inflation to the principal amount of an inflation protected security will give rise to original issue discount, which will be includable in the underlying fund’s gross income. Because the underlying fund is required to distribute its taxable income to avoid corporate level tax, the fund may be required to make annual distributions to shareholders that exceed the cash it receives, which may require the fund to liquidate certain investments when it is not advantageous to do so.

o	The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure for the inflation protected debt securities it issues. Inflation protected bonds issued by foreign governments and corporations are generally linked to a non-U.S. inflation rate. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. There may be a lag between the time a security is adjusted for inflation and the time interest is paid on that security. This may have an adverse effect on the trading price of the security, particularly during periods of significant, rapid changes in inflation. In addition, to the extent that inflation has increased during the period of time between the inflation adjustment and the interest payment, the interest payment will not be protected from the inflation increase.

o	The market for inflation protected debt securities is relatively new and is still developing. For this reason, the market may, at times, have relatively low trading volume, which could result in lower liquidity and increased volatility in prices.

o	Inflation Protected Securities Fund may invest in high yield securities and is therefore subject to the risks associated with such investments set forth in the penultimate paragraph of the section “Main Risks – Risks Associated with the Underlying Funds.”

o	In addition to the derivatives contracts in which the other underlying funds may invest, Inflation Protected Securities Fund may invest in commodity-linked derivative instruments, which may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The third sentence of the footnote to the table “Ranges of Combined Direct and Indirect Expense Ratios” appearing in the section “Fees and Expenses” is revised as follows:

In the Class A, Class B and Class C shares prospectus: “Taking these waivers into account, the ranges of combined direct and indirect expense ratios would be 0.71% to 1.79% for Strategy Aggressive Allocation Fund Class A shares, 1.46% to 2.54% for Strategy Aggressive Allocation Fund Class B and Class C shares, 0.71% to 1.70% for Strategy Growth Allocation Fund Class A shares, 1.46% to 2.45% for Strategy Growth Allocation Fund Class B and Class C shares, 0.78% to 1.55% for Strategy Growth & Income Allocation Fund Class A shares, 1.53% to 2.30% for Strategy Growth & Income Allocation Fund Class B and Class C shares, 0.85% to 1.38% for Strategy Income Allocation Fund Class A shares, and 1.60% to 2.13% for Strategy Income Allocation Fund Class B and Class C shares.”

In the Class Y shares prospectus: “Taking these waivers into account, the ranges of combined direct and indirect expense ratios would be 0.46% to 1.54% for Strategy Aggressive Allocation Fund, 0.46% to 1.45% for Strategy Growth Allocation Fund, 0.53% to 1.30% for Strategy Growth & Income Allocation Fund, and 0.60% to 1.13% for Strategy Income Allocation Fund.”

In the Class R shares prospectus: “Taking these waivers into account, the ranges of combined direct and indirect expense ratios would be 0.96% to 2.04% for Strategy Aggressive Allocation Fund, 0.96% to 1.95% for Strategy Growth Allocation Fund, 1.03% to 1.80% for Strategy Growth & Income Allocation Fund, and 1.10% to 1.63% for Strategy Income Allocation Fund.”

The table “Underlying Fund Expense Ratios” appearing in the section “Fees and Expenses” is revised to include the following expense ratio applicable to Inflation Protected Securities Fund, which is based on estimated expenses for the fiscal year ending September 30, 2005:

Underlying Fund	Expense Ratio*

Inflation Protected Securities Fund	0.80%

* The advisor intends to waive fees during the current fiscal year so that the expense ratio does not exceed 0.60%. This fee waiver may be discontinued at any time.

The following is added to the section “The Underlying Funds”:

Inflation Protected Securities Fund

Objective

Inflation Protected Securities Fund seeks to provide investors with total return while providing protection against inflation.

Principal Investment Strategies

Under normal market conditions, Inflation Protected Securities Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. The fund’s investments in U.S. Government inflation protected securities will include U.S. Treasury inflation-protection securities as well as inflation protected securities issued by agencies and instrumentalities of the U.S. Government. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government. Some securities issued by agencies and instrumentalities of the U.S. Government are supported only by the credit of the issuing agency or instrumentality.

Inflation protected debt securities are designed to provide protection against the negative effects of inflation. Unlike traditional debt securities, which pay regular fixed interest payments on a fixed principal amount, interest payments on inflation protected debt securities will vary with the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure. Inflation protected bonds issued by foreign governments and corporations are generally linked to a non-U.S. inflation rate.

Inflation protected debt securities have two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. If the index measuring the rate of inflation rises, the principal value of the security will increase. Because interest payments will be calculated with respect to a larger principal amount, interest payments also will increase. Conversely, if the index measuring the rate of inflation falls, the principal value of the security will fall and interest payments will decrease. Other issuers adjust the interest rates payable on the security according to the rate of inflation, but the principal amount remains the same.

In the event of sustained deflation, the U.S. Treasury has guaranteed that it will repay at maturity at least the original face value of the inflation protected securities that it issues. Other inflation protected debt securities that accrue inflation into their principal value may or may not provide a similar guarantee. For securities that do not provide such a guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal value.

Up to 20% of the fund’s assets may be invested in holdings that are not inflation protected. These holdings may include the following:

o	domestic and foreign corporate debt obligations.

o	securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

o	debt obligations of foreign governments.

o	residential and commercial mortgage-backed securities.

o	asset-backed securities supported by credit card loans, automobile loans, home equity loans, corporate bonds, commercial loans or other loans or receivables that by their terms convert into cash within a finite time period.

o	derivative instruments, as discussed below.

When selecting securities for the fund, the portfolio managers use a “top-down” approach, looking first at general economic factors and market conditions. The managers then select securities that they believe have strong relative value based on an analysis of a security’s characteristics (such as principal value, coupon rate, maturity, duration and yield) in light of these general economic factors and market conditions. The managers will sell securities if the securities no longer meet these criteria, if other investments appear to be a better relative value, to manage the duration of the fund, or to meet redemption requests.

The fund invests primarily in securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization, or in unrated securities of comparable quality. However, up to 10% of the fund’s net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). The fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Quality determinations regarding unrated securities will be made by the fund’s advisor.

The fund may invest up to 20% of its net assets in non-dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign issuers.

The fund may invest in debt securities of any maturity, but expects to maintain, under normal market conditions, a weighted average effective maturity of between 8 and 15 years and an average effective duration of between 4 and 10 years. The fund’s weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealer, banks, and other institutions.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; interest rate caps and floors; index- and other asset-linked notes; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may also invest in commodity-linked derivative instruments, including swap agreements on commodity indexes or specific commodities; commodity options, futures and options on futures; and commodity-linked notes. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The fund will use these derivatives for hedging purposes and not for speculation.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates, inflation and other factors, which means you could lose money. The principal risks of investing in this fund include:

Interest Rate Risk. Debt securities typically decrease in value when interest rates rise and increase in value when interest rates fall, with longer-term debt securities generally being more sensitive to interest rate changes. However, interest rates on conventional debt securities have two components: a “real” interest rate and an increment that reflects investor expectations of future inflation. Because interest rates on inflation protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the values of inflation protected debt securities are expected to change in response to changes in “real” interest rates. Generally, the value of an inflation protected debt security will fall when real interest rates rise and rise when real interest rates fall. Effective maturity and effective duration are measures of the fund’s interest rate risk. Although inflation protected debt securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the fund’s value. See “Risks of Indexing Methodology,” below.

Income Risk. The fund’s income could decline due to falling market interest rates. In addition, the fund’s income distributions are expected to fluctuate significantly more than those of a typical bond fund, since the fund’s income will change with changes in inflation. During periods of extreme deflation, the fund could have no income at all to distribute.

Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security.

Call Risk. During periods of falling interest rates, a bond issuer may “call”— or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Tax Consequences of Inflation Adjustments. Periodic adjustments for inflation to the principal amount of an inflation protected security will give rise to original issue discount, which will be includable in the fund’s gross income. Because the fund is required to distribute its taxable income to avoid corporate level tax, the fund may be required to make annual distributions to shareholders that exceed the cash it receives, which may require the fund to liquidate certain investments when it is not advantageous to do so.

Risks of Indexing Methodology. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation protected security does not accurately adjust for inflation, the value of the security could be adversely affected. There may be a lag between the time a security is adjusted for inflation and the time interest is paid on that security. This may have an adverse effect on the trading price of the security, particularly during periods of significant, rapid changes in inflation. In addition, to the extent that inflation has increased during the period of time between the inflation adjustment and the interest payment, the interest payment will not be protected from the inflation increase.

Liquidity Risk. The market for inflation protected debt securities is relatively new and is still developing. For this reason, the market may, at times, have relatively low trading volume, which could result in lower liquidity and increased volatility in prices.

Risks of Mortgage and Asset-Backed Securities. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to reinvest at lower interest rates. This is referred to as “prepayment risk.” On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities and causing their interest rate sensitivity to increase. This is referred to as “extension risk.”

Foreign Security Risk. Investing in the securities of foreign issuers may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

Risks of High-Yield Securities. A portion of the fund’s portfolio may consist of lower-rated debt obligations, which are commonly called “high-yield” securities or “junk bonds.” High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

Risks of Securities Lending. When the fund lends securities, it is subject to the risk that the other party to a securities lending agreement will default on its obligation.

Risks of Derivative Instruments. The fund will suffer a loss in connection with its use of derivatives if interest rates, currencies, indices, or securities or commodities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based. The fund may enter into OTC derivatives. Transactions in the OTC markets generally are conducted between institutions on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In addition, there may not be a liquid market for OTC derivatives. As a result, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Risks of Active Management. The fund is actively managed and its performance therefore will reflect in part the advisor’s ability to make investment decisions which are suited to achieving the fund’s investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.